UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 29, 2013

MICHAELS STORES, INC.

 (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-09338 (Commission File Number)	75-1943604 (IRS Employer Identification No.)

8000 Bent Branch Drive

Irving, Texas  75063

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 409-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The terms “we,” “our” and similar or derivative terms in this Current Report on Form 8-K refer to Michaels Stores, Inc. and its consolidated subsidiaries, except where the context otherwise requires.

Restatement of Previously Issued Consolidated Financial Statements.

On November 22, 2013, the Audit Committee of our Board of Directors (the “Audit Committee”), after considering the recommendation of management and discussing with Ernst & Young LLP, our independent registered public accounting firm, concluded it was necessary to restate our previously issued consolidated financial statements for the fiscal years ended February 2, 2013 and January 28, 2012. In connection with the preparation of our Quarterly Report on Form 10-Q for the quarterly period ended November 2, 2013, we determined that we had incorrectly accounted for certain stock compensation transactions under the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 718 Compensation — Stock Compensation.

Specifically, former participants in the Company’s Equity Incentive Plan and its successor Plan, (The Michaels Companies, Inc. (“Parent”) Equity Incentive Plan, together the “Plan”) exercised stock options upon their termination from the Company, and the Company re- purchased the immature shares. Immature shares are defined as shares held for less than six months following exercise. The Company consistently repurchased shares in this manner and therefore, under accounting rules, established a pattern of repurchasing immature shares during the third quarter of 2011. The Company determined all stock options should have been treated as liability awards in accordance with the rules of ASC 718-10-25-9. Under liability accounting, the Company re-measures the fair value of stock compensation each period and recognizes changes in fair value as awards vest and until the award is settled. The Company originally recognized expense ratably over the vesting period based on the grant date fair value of the option in accordance with the fixed method of accounting. The Company determined the accounting error was material to fiscal 2011 and fiscal 2012 financial statements and those required restatement. The non-cash impact to share-based compensation expense was $18 million ($11, net of tax) and $32 million ($20, net of tax) for the fiscal years ended February 2, 2013 and January 28, 2012, respectively. As part of the restatement, the Company also recorded other adjustments related to merchandise inventories and closed store reserve which were previously determined to be immaterial to the respective periods. In total, the adjustments resulted in a decline of net income by $14 million for fiscal year ended February 2, 2013, and $19 million for fiscal year ended January 28, 2012.

The following tables illustrate the correction as it is associated with certain line items in the financial statements (amounts in millions):

	Consolidated Statements of Comprehensive Income Fiscal 2012
	As Reported	Share-based compensation Adjustment	Other Adjustments	As Restated
Cost of sales and occupancy expense	$2,632	$6	$5	$2,643
Gross Profit	1,776	(6)	(5)	1,765
Selling, general and administrative expense	1,135	(3)	—	1,132
Share-based compensation	—	15	—	15
Operating income	615	(18)	(5)	592
Income before income taxes	338	(18)	(5)	315
Provision for income taxes	124	(7)	(2)	115
Net income	214	(11)	(3)	200
Comprehensive income	214	(11)	(3)	200

	Consolidated Statements of Comprehensive Income Fiscal 2011
	As Reported	Share-based compensation Adjustment	Other Adjustments	As Restated
Cost of sales and occupancy expense	$2,526	$7	$(1)	$2,532
Gross Profit	1,684	(7)	1	1,678
Selling, general and administrative expense	1,098	(8)	—	1,090
Share-based compensation	—	33	—	33
Operating income	569	(32)	1	538
Income before income taxes	288	(32)	1	257
Provision for income taxes	112	(12)	—	100
Net income	176	(20)	1	157
Comprehensive income	175	(20)	1	156

	Consolidated Balance Sheet As of February 2, 2013
	As Reported	Share-based compensation Adjustment	Other Adjustments	As Restated
Merchandise inventories	$865	$1	$(4)	$862
Total current assets	1,047	1	(4)	1,044
Deferred income taxes	13	17	—	30
Total non-current assets	156	16	—	173
Share-based compensation liability	—	35	—	35
Income taxes payable	40	(5)	2	37
Total current liabilities	824	30	2	856
Share-based compensation liability	—	27	—	27
Total long-term liabilities	2,976	27	—	3,003
Additional paid-in capital	49	(12)	—	37
Accumulated deficit	(2,326)	(31)	(2)	(2,359)
Total stockholders’ deficit	(2,259)	(43)	(2)	(2,304)

	Consolidated Balance Sheet As of January 28, 2012
	As Reported	Share-based compensation Adjustment	Other Adjustments	As Restated
Merchandise inventories	$840	$4	$1	$845
Total current assets	1,334	4	1	1,339
Deferred income taxes	18	11	—	29
Total non-current assets	176	11	—	187
Share-based compensation liability	—	25	—	25
Income taxes payable	19	(1)	—	18
Total current liabilities	837	24	—	861
Share-based compensation liability	—	19	—	19
Total long-term liabilities	3,459	19	—	3,478
Additional paid-in capital	48	(8)	—	40
Accumulated deficit	(2,540)	(20)	1	(2,559)
Total stockholders’ deficit	(2,474)	(28)	1	(2,501)

	Cash Flow Data Fiscal 2012
	As Reported	Share-based compensation Adjustment	Other Adjustments	As Restated
Operating Activities:
Net income	$214	(11)	(3)	$200
Share-based compensation	5	16	—	21
Merchandise inventories	(25)	5	(1)	(21)
Deferred income taxes	2	(4)	—	(2)
Accrued liabilities and other	(12)	(4)	—	(16)
Income taxes	19	(1)	—	18
Net cash provided by operating activities	302	1	(4)	299
Net cash used in financing activities	(493)	3	—	(490)

	Cash Flow Data Fiscal 2011
	As Reported	Share-based compensation Adjustment	Other Adjustments	As Restated
Operating Activities:
Net income	$176	(20)	1	$157
Share-based compensation	9	32	—	41
Merchandise inventories	(14)	(4)	(1)	(19)
Deferred income taxes	32	(11)	—	21
Net cash provided by operating activities	413	(4)	—	409
Net cash used in financing activities	(252)	4	—	(248)

The Company determined the accounting error was material to fiscal 2011 and fiscal 2012 financial statements and those financial statements required restatement. As a result, the Company is also restating its quarterly financial statements for the periods ended May 4, 2013, and August 3, 2013. Accordingly, our previously issued consolidated financial statements for these periods should no longer be relied upon. We will amend our February 2, 2013 Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q for the quarterly periods ended May 4, 2013 and August 3, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAELS STORES, INC.

By:	/s/ Charles M. Sonsteby
Charles M. Sonsteby
Chief Administrative Officer & Chief Financial Officer (Principal Financial Officer)

Date: November 29, 2013